Exhibit 4.2

                                STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE
                                   ----------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF CENTURY PACIFIC CORPORATION FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF AUGUST, A.D. 1986, AT 9 O'CLOCK A.M.


  [SEAL]                                       /s/ Michael Harkins
862340137                               -----------------------------------
                                        Michael Harkins, Secretary of State

                                        AUTHENTICATION:     :0932637
                                                  DATE:     09/03/1986

                              ARTICLES OF AMENDMENT
                                       OF
                           CENTURY PACIFIC CORPORATION


     Pursuant to Section 242 of the Delaware General Corporation Law, Century Pacific Corporation, a Delaware corporation incorporated December 29, 1982, hereby amends its Certificate of Incorporation as follows:

     1.  Paragraph  A  of  Article   Fourth  of  the  Restated   Certificate  of
Incorporation shall hereafter read as follows:

          "A. CAPITAL STOCK. The total number of shares of stock which this Corporation shall have authority to issue is 17 million. Of said shares 12 million shall be Common Stock, par value $.04 per share, and 5 million shall be Preferred Stock, par value $.05 per share."

     2. Article Fifth of the Certificate of Incorporation is hereby amended to add the following paragraph as paragraph D thereto.

          "D. Director Liability. No director shall have personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation law or (iv) for any transaction from which the director derived an improper personal benefit."

     3. These amendments were approved by the consent of all stockholders in lieu of a meeting pursuant to Section 228 of Subchapter VII of the Delaware General Corporate Law.

     IN WITNESS WHEREOF I hereby certify that the foregoing amendments have been duly adopted in accordance with Sections 228 and 242 of they Delaware General Corporation Law and hereunto subscribe my name this day of August, 1986.


                                        /s/ Carlton V. Phillips
                                        ------------------------------
                                        Carlton V. Phillips, President

ATTEST:
/s/ Carl J. Gottlieb
Carl J. Gottlieb, Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                      CENTURY PACIFIC FINANCIAL CORPORATION


Pursuant to the provisions of Section 242 of Subchapter VII of the Delaware General Corporation Law, as amended, Century Pacific Financial Corporation, a Delaware corporation incorporated December 29, 1982, hereby amends its Certificate of Incorporation as set forth in the amendment herein, which was duly adopted in accordance with the provisions of said section.

       Article Fourth, paragraph A, is hereby amended to read as follows:

"A. Capital Stock. The total number of shares of all classes of stock which this Corporation shall have the authority issue is one-hundred and five million (105,000,000), of which one-hundred million (100,000,000) shares shall be Common Stock, $.04 par value, and five million (5,000,000) shares shall be Preferred Stock, $.05 par value."

IN WITNESS WHEREOF, the undersigned officers have signed this Certificate of Amendment to the Certificate of Incorporation of this 17th day of September, 1996.


                                           -------------------------------------
                                           Carlton  V.  Phillips, President


ATTEST:


------------------------------------
Gladys M. Phillips, Ass't Secy



IN WITNESS WHEREOF, said CENTURY PACIFIC FINANCIAL CORPORATION has caused its corporate seal to be hereunto affixed and this certificate to be signed by Carlton V. Phillips its authorized officer this seventeenth day of September, 1996.

                       ----------------------------------
                         CARLTON V. PHILLIPS, PRESIDENT

                                STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE

                                   ----------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF CENTURY PACIFIC CORPORATION FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JULY, A.D. 1986, AT 9 O'CLOCK A.M.



  [SEAL]                                       /s/ Michael Harkins
862020261                               -----------------------------------
                                        Michael Harkins, Secretary of State

                                        AUTHENTICATION:     :0908937
                                                  DATE:     08/09/1986

         CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
                                       of
                Series A Cumulative Convertible Preferred Stock,
                            Par Value $.05 Per Share,
                                       of
                           CENTURY PACIFIC CORPORATION

          Pursuant to Section 151 of the General Corporation Law of the
                                State of Delaware

     Century Pacific Corporation ("the Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

     That pursuant to authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, said Board of Directors, at a meeting duly called and noticed on July 15, 1986 at which meeting a quorum was present and acting throughout, adopted a resolution creating an additional 200,000 shares of Series A Cumulative Convertible Preferred Stock, par value .05 per share, which resolution is as follows:

          RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation and pursuant to the provisions of Section 151 of the Delaware Corporation Law, the Series A Cumulative Convertible Preferred Stock ("Series A Preferred") per value $.05 per share, created at a meeting of the Board of Directors on September 25, 1985, is hereby increased by 200,000 shares, bringing the aggregate number of Series A Preferred shares created to 1,700,000.

     The designation, preferences, rights and limitations of the additional 200,000 shares of Series A Preferred shall be identical to those stated in the Certificate of Designation, Preferences, Rights and Limitations as executed, acknowledged, filed and recorded in the Office of the Secretary of State of the State of Delaware on January 13, 1986.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be executed by its President and by its Secretary on this July 15, 1986.

                                                     /s/ Carlton V. Phillips
                                                     ---------------------------
                                                     President

                                                     /s/ Carl J. Gottlieb
                                                     ---------------------------
                                                     Secretary

STATE OF ARIZONA     )
                     ) ss. ACKNOWLEDGEMENT
County of Maricopa   )


     On this date, before me, a Notary Public, personally appeared CARLTON V. PHILLIPS, known to me or satisfactorily proven to be the person whose name is subscribed to this instrument, and acknowledged that he executed the same for the principal named and in the capacity indicated.

                                                     /s/ Cheryl D. Brown
                                                     ---------------------------
                                                     Notary Public

My Commission Expires:

My Commission Expires April 9, 1989
-----------------------------------


STATE OF ARIZONA     )
                     ) ss. ACKNOWLEDGEMENT
County of Maricopa   )


     On this date, before me, a Notary Public, personally appeared CARL J. GOTTLIEB, known to me or satisfactorily proven to be the person whose name is subscribed to this Instrument, and acknowledged that he executed the same for the principal named and in the capacity indicated.

                                                     /s/ Cheryl D. Brown
                                                     ---------------------------
                                                     Notary Public

My Commission Expires:

My Commission Expires April 9, 1989
-----------------------------------

                                STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE

                                   ----------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF CENTURY PACIFIC CORPORATION FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JANUARY, A.D. 1986, AT 10:01 O'CLOCK A.M.


  [SEAL]                                         /s/ Michael Harkins
860130164                               -----------------------------------
                                        Michael Harkins, Secretary of State

                                        AUTHENTICATION:     :0717267
                                                  DATE:     01/17/1986

         CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
                                       of
                Series A Cumulative Convertible Preferred Stock,
                            Par Value $.05 Per Share,
                                       of
                           CENTURY PACIFIC CORPORATION

          Pursuant to Section 151 of the General Corporation Law of the
                                State of Delaware

     Century  Pacific  Corporation,   hereinafter  called  the  Corporation,   a
corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

     That, pursuant to authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the Delaware Corporation Law, said Board of Directors, at a meeting duly held an September 25, 1985, duly adopted a resolution providing for the issuance of 1,500,000 shares of Series A Cumulative Convertible Preferred Stock, par value $.05 per share, which resolution is as follows:

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, a serves of Preferred Stock of the Corporation be and it hereby is created, said series to consist of 1,500,000 shares of which the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof shall be as follows:

                                   DESIGNATION

     (a) The distinctive serial designation of the series is Series A Cumulative Convertible Preferred Stock, par value $.05 per share (hereinafter called "Series A Preferred").

                                     VOTING

     (b)(1) Holders of shares of Series A Preferred shall not be entitled to vote, except as provided in subparagraphs (2) and (3) of this paragraph (b) or by present or future law otherwise specifically provided.

     (2) If payment of eight or more quarterly dividends (whether or not consecutive) payable an Series A Preferred shall be in default, in whole or in part, the holders of shares of Series A Preferred (in addition to any other rights of holders of shares of any series of Preferred Stack to vote, including any right to vote with the holders of Common Stack for the election of directors) shall be entitled, until such time as all such dividends in default have been paid in full, at each annual meeting of stockholders, voting separately as a class, to elect one of the directors then being elected. If, while the holders of shares of Series A Preferred as a class are entitled to vote for the election of such director, any vacancy occurs of the director to elected by the holders of shares of Series A Preferred the Corporation shall, as soon as possible, call (on at least 20 days' notice) a special meeting of the holders of shares of Series A Preferred having the right to vote at such meeting for the purpose of filling such vacancy in the Board of Directors. If the Corporation fails to call such a meeting within 30 days after a written request by any three or more holders of shares of Series A Preferred, then such three or more holders of shares of Series A Preferred may call (on at least 20 days notice) a special meeting of the holders of shares of Series A Preferred having the right to vote for election of a director at such meeting for such purpose, and it may be filled at such meeting by the holders of shares of Serves A Preferred, voting separately as a class.

     (3) The affirmative vote of the holders of at least two-thirds of the shares of Series A Preferred, voting separately as a class, given in person or by proxy at any special or annual meeting called to take action thereon, shall be necessary to permit, effect or validate any amendment of the Restated Certificate of Incorporation of the corporation to (i) exclude or limit the right of the holders of Series A Preferred to vote as specified herein, except as such right may be limited by voting rights given to new shares then being authorized of any new class or serves of Preferred Stock; (ii) reduce the rate or change the time for accumulation or payment of dividends on the shares of Series A Preferred; (iii) cancel or otherwise adversely affect dividends which have accrued but have not been declared on the shares of Serves A Preferred;
(iv) effect a conversion, exchange or reclassification of the shares of Series A Preferred; (v) change the designation, preferences, limitations, conversion rate, call provisions or relative rights of the shares of Series A Preferred; or
(vi) change shares of Serves A Preferred then outstanding into a difference number of shares, or into the same number of shares of another class or series. Nothing herein shall be deemed to restrict or limit the right of the Board of Directors of the Corporation to create, or authorize the Board to create, a new class or series of Preferred Stock having, or convertible into shares having, rights or preferences prior or superior to those of the shares of Serves A Preferred, or increase such rights or preferences of any outstanding class or series of shares other than shares of junior stock (which shall mean for the purposes of this resolution the Common Stock and any other class of stock of the Corporation hereafter authorized over which the Series A Preferred has preference or priority in the payment of dividends or in the distribution of assets an any dissolution, liquidation or winding up of the Corporation); provided that the Board of Directors of the Corporation shall not have the right to issue any shares with equal, prior or superior rights to those of the Serves A Preferred as a dividend or distribution on any such junior stock.

                               DIVIDEND PREFERENCE

     (c)(1) The holders of shares of Series A Preferred shall be entitled to receive, out of funds legally available therefor, cumulative cash dividends of a limited and preferential nature at a rate of $.045 per share per annum, and no more, payable quarterly on the tenth day of March, June, September and December commencing June 10, 1986, as and when declared by the Board of Directors. Dividends on each share of Series A Preferred shall be cumulative and shall commence to accrue from the date of the original issuance of shares of this series. Accumulations of dividends shall not bear interest.

     (2) No dividend shall be paid or declared on any junior stock, other than a dividend payable in junior stock, nor shall any shares of junior stock be acquired for a consideration by the Corporation or by any subsidiary (which shall mean any corporation or entity, the majority of the voting power to elect directors of which is held directly or indirectly by the Corporation), unless all dividends on the Series A Preferred accrued for all past quarter-yearly dividend periods shall have been paid and unless, in the case of dividends on any junior stock, the full dividends on the Series A Preferred for the then current quarter-yearly dividend period provided in accordance with subparagraph
(1) of this paragraph (c) shall have been or shall then be paid or declared. The foregoing restrictions shall be inapplicable to any payment of dividends on, or acquisition of shares of, junior stock prior to June 10, 1986. The foregoing restriction on acquisition of shares of junior stock shall be inapplicable to any payments in lieu of issuance of fractional shares thereof whether upon any merger, conversion, stock dividend or otherwise.

     (3) If dividends on any shares of series A Preferred are not declared in full, then such dividends as are declared shall be declared ratably on all shares of Series A Preferred in proportion to the respective unpaid cumulative dividends, if any, to the end of the then current dividend period.

                             LIQUIDATION PREFERENCE

     (d)(1) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of each share of Series A Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any distribution or payment shall be made to the holders of any junior stock, an amount equal to the sum of (i) $.50 per share plus (ii) an additional sum computed at the rate of $.045 per share per annum, for the period from the date on which dividends on such share became cumulative to and including the date fixed for such payment, less the aggregate of dividends that on or before the date fixed for such payment shall have been pond or declared and set aside for payment, but computed without interest. If the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay in full all amounts to which the holders of Series A Preferred are entitled, the amount available for distribution to the holders of shares of Series A Preferred shall be shared pro rata by them.

     (2) Notice of any payment in full pursuant to subparagraph (1) of this paragraph (d) shall be given by publication at least once in a newspaper of general circulation in the City of Phoenix, Arizona, printed in the English language and customarily published on each business day, such publication to be not more than 60 days and not less than 30 days prior to the payment date. Notice of such payment shall also be given in the same manner as provided for mailing notice of redemption in subparagraph (2) of paragraph (e) as if the date for payment were the date fixed for redemption referred to in said subparagraph
(2), except that such notice shall be marled not less than 30 days prior to the date fixed for payment. Neither failure to publish or mail such notice nor defect therein or in the publication or mailing thereof shall affect the validity of the proceedings for such payment.

     (3) For the purposes of thus paragraph (d), a consolidation or merger of the Corporation with any other corporation shall not constitute or be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

                                   REDEMPTION

     (e)(1) The Corporation may, at its option, at any time or from time to time on or after October 1, 1986 redeem the whole or any part of the Seines A Preferred outstanding at the time of redemption, upon notice given as hereinafter specified, by paying in cash the following redemption prices per share:

       Redemption                                        Redemption Price
      on or before                                           per Share
      ------------                                           ---------
     October 1, 1987...................................      $  .53
     April 1, 1988.....................................         .525
     October 1, 1988...................................         .52
     April 1, 1989.....................................         .515

and thereafter at a redemption price per share of $.50, together with an additional sum, for each share so to be redeemed, computed at the rate of $.045 per share per annum for the period from the date on which dividends on such share became cumulative to and including the date fixed for such redemption, less the aggregate of the dividends that on or before the date fixed for such redemption shall have been paid or declared and set aside for payment, but computed without interest. Notwithstanding the foregoing, the Corporation may not redeem less than the whole of the Series A Preferred at the time outstanding unless all dividends on the Series A Preferred for all past quarter-yearly dividend periods shall have been paid or declared and set aside for payment.

     (2) Notice of any such redemption pursuant to this paragraph (e) shall be deemed given if mailed by certified mail, return receipt requested, not less than 90 days prior to the date fixed for redemption, to each stockholder of record of shares so to be redeemed at his address as it appears on the books of the Corporation. Neither failure to mail such notice nor defect therein or in the mailing thereof shall affect the validity of the proceedings far the redemption of any shares so to be redeemed.

     (3) If only part of the Series A Preferred at the time outstanding is to be redeemed, the selection of the shares to be redeemed may be made pro rata, by lot or in any other equitable manner. The Board of Directors shall have the power to prescribe the manner in which the selection is to be made.

     (4) Redemption of any share of Series A Preferred shall effect the cancellation of such share.

                                    DEPOSITS

     (f)(1) If notice of payment in full to holders of shares of Series A Preferred of the amounts to which they are entitled to accordance with subparagraph (2) of paragraph (d) or notice of redemption in accordance with sub-paragraph (2) of paragraph (e) shall have been given or if the corporation shall have given to the bank or trust company hereinafter referred to irrevocable authority promptly to give or complete such notice, and if on or before the payment date, or redemption date specified therein, the funds necessary for such payment or redemption shall have been deposited by the Corporation with a bank or trust company in good standing, designated in such notice, organized under the laws of tie United States of America or of the State of Arizona, in trust for the pro rata benefit of the holders of the shares entitled to such payment or so called for redemption, as the case may be, then, notwithstanding that any certificate for shares entitled to such payment or so called for redemption, as the case may be, shall not have been surrendered for cancellation, from and after the time of such deposit by the Corporation, all such shares shall be deemed no longer to be outstanding and all rights appertaining to such shares shall forthwith terminate, except only the right of the holders thereof to receive from such bank or trust company the funds so deposited, without interest, and the right to exercise on or before but not later than the fifth day next preceding the date fixed for payment or redemption, as the case may be, any privilege of conversion that has not theretofore expired. Any interest accrued on such funds shall be paid to the Corporation from time to time.

     (2) Any funds deposited by the Corporation pursuant to subparagraph (1) of this paragraph (f) that shall not be required for such payment or redemption because of the exercise of any right of conversion subsequent to the date of such deposit shall be released and repaid to the Corporation forthwith. Any funds so deposited that have not been paid by the end of two years from such payment or redemption date shall be released and repaid to the Corporation forthwith, after which the holders of the shares of Serves A Preferred entitled to such payment or of the shares of Series A Preferred so called for redemption, as the case may be, shall be entitled to receive payment thereof only from the Corporation, but subject to applicable law.

                                   CONVERSION

     (g)(1) Subject to the provisions of this paragraph (g), the holder of record of any share of Series A Preferred shall have the right, at his option,
(i) at any time after the issuance of such share and through March 15, 1987, to convert each such share into one fully paid and nonassessable share of Common Stock of the Corporation, and (ii) at any time after March 15, 1987, to convert each such share into one-half of a fully paid and nonassessable share of Common Stock of the Corporation.

     In case of novice of payment in full under paragraph (f) or in case any shares of the Series A Preferred shall have been called for redemption, such right of conversion in respect of the shares included in such notice or so called for redemption shall cease and terminate at the close of business on the fifth day next preceding the date fixed far payment or redemption of such shares, unless default shall be made in the payment noticed or in the payment of the redemption price.

     (2) Any holder of Series A Preferred desiring to convert such Series A Preferred into Common Stock shall surrender the certificate or certificates representing the Series A Preferred so to be converted, duly endorsed to the

Corporation or in blank, at the principal office of the Corporation to such other place as may be designated by the Corporation), and shall give written notice to the Corporation at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of common stock are to be issued.

If the last day for the exercise of the conversion right in the city of the principal place of business of the Corporation (or in the city of the principal office of such other entity as the Corporation shall have designated as the place so to surrender Series A Preferred for conversion, as aforesaid) shall be a legal holiday or a day on which banking institutions are authorized by law to close, then such conversion right may be exercised in such city on the next succeeding day not in such city a legal holiday or a day on which banking institutions are authorized by law to close.

     (3) Conversion of Series A Preferred shall be subject to the following additional terms and provisions:

          (A) As promptly as practicable after the surrender for conversion of any Series A Preferred, the Corporation shall deliver or cause to be delivered at the principal office of the Corporation (or such other place as may be designated by the Corporation), to or upon the written order of the holder of such Series A Preferred, certificates representing the shares of Common Stock issuable upon such conversion, issued to such name or names as such holder may direct. Shares of the Series A Preferred shall be deemed to have been converted as of the close of business on the date of the surrender of the Series A Preferred for conversion, as provided above, and the rights of the holders of such Series A Preferred shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

          (B) The Corporation shall at the time of such conversion pay to the holder of record of any share or shares of Series A Preferred any accrued but unpaid dividends on the shares so surrendered for conversion, except that no payment or adjustment shall be made for any accrued but unpaid dividends for the then current quarter-annual dividend period.

          (C) The Corporation shall not be required to issue any fractions of shares of Common Stock upon conversions of Series A Preferred. If more than one share of Series A Preferred shall be surrendered for conversion at one tine by the same holder, the number of full shares of Common Stock which shall be issuable upon conversion of such Series A Preferred shall be computed on the basis of the aggregate number of shares of Series A Preferred so surrendered. If any interest in a fractional share of Common Stock would otherwise be deliverable upon the conversion of any Series A Preferred, the Corporation shall make adjustment for such fractional share interest by payment of an amount in cash equal to the same fraction of the market value of a full share of Common Stock of the Corporation. For such purpose, the market value of a share of Common Stock shall be the last recorded NASDAQ-quoted sale price of such a share of Common Stock on its day immediately preceding the date upon which such shares are surrendered for conversion or, if there be no such recorded sale price on such day, the last NASDAQ-quoted bid pace per share of the Common stock at the close of trading on such date. It the Common Stock shall not at the time be dealt m on NASDAQ, such market value of the Common Stock shall be the prevailing market value of the Common Stock in the open market, as determined by the Corporation, which determination shall be conclusive.

          (D) In the event that the Corporation shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Serves A Preferred shall be proportionately increased in the case of subdivision or decreased in the case of a combination, effective m either case at the close of business on the date when such subdivision or combination shall become effective.

          (E) In the event that the Corporation shall be recapitalized, consolidated with or merged into any other corporation, or shall sell or convey to any other corporation all or substantially all of its property as an entirety, provision shall be made as part of the terms of such recapitalization, consolidation, merger, sale or conveyance so that any holder of Serves A Preferred may thereafter receive in lieu of the Common Stock otherwise issuable to him upon conversion of his Series A Preferred, but at the applicable conversion ratio stated in thus paragraph (g), the same kind and amount of securities or assets as may be distributable upon such recapitalization, consolidation, merger, sale or conveyance, with respect to the Common Stock of the Corporation.

          (F) In the event that the Corporation shall at any time pay to the holders of Common Stock a dividend in Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred shall be proportionately increased, effective at the close of business on the record date for determination of the holders of Common Stock entitled to such dividend.

          (G) Except as provided in subdivision (I) of thus subparagraph (3) of this paragraph (g), to the event that the Corporation shall at any time pay any dividend or make any other distribution on its Common Stock in property, other than in cash or in Common Stock of the Corporation, then provision shall be made as part of the terms of such dividend or distribution so that the holder of any Serves A Preferred surrendered for conversion after the record date for determination of holders of Common Stock entitled to such dividend or distribution shall be entitled to receive the same kind and the same proportionate share of such property which he would have been entitled to receive had such Serves A Preferred been converted immediately prior to such record date.

          (H) Such adjustments shall be made successively if more than one event listed in subdivisions (D), (E), (F) end (G) of this subparagraph (3) of this paragraph (g) shall occur.

          (I) No adjustment of the conversion ratio shall be made by reason of

               (aa) the payment of any cash dividend on the Common Stock or any other class of the capital stock of the Corporation; or

               (bb) the purchase,  acquisition,  redemption or retirement by the
          Corporation of any shares of the Common Stock or of any other class of the capital stock of the Corporation, except as provided in subdivision (D) of this subparagraph (S); or

               (cc) the issuance,  other than as provided to  subdivisions  (D),
          (F) and (G) of thus subparagraph (3), of any shares of Common Stock of the Corporation, or of any securities convertible into shares of Common Stock or other securities of the Corporation, or of any rights, warrants or options to subscribe for or purchase shares of the Common Stock or other securities of the Corporation, or of any other securities of the Corporation, provided that to the event the Corporation offers any of its securities, or any rights, warrants or options to subscribe for or purchase any of its securities, to the holders of its Common Stock pursuant to any preemptive or preferential rights granted to holders of Common Stock by the Restated Certificate of Incorporation of the Corporation or pursuant to any similar rights that may be granted to such holders of Common Stock by the Board of Directors of the Corporation, the Corporation shall mail written notice of such offer to the holders of Series A Preferred then of record at least 20 days prior to the record date for the determination of holders of the Common Stock entitled to receive any such offer; or

               (dd) any offer by the Corporation to redeem or acquire shares of its Common Stock by paying or exchanging therefor stock of another corporation or the carrying out by the Corporation of the transactions contemplated by such offer, provided that at least 20 days prior to the expiration of any such offer the Corporation shall marl written notice of such offer to the holders of the Series A Preferred then of retard.

          J) Conversion of any share of Series A Preferred shall effect the cancellation of such share.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be executed by tits President and by its Secretary, this December 26, 1985.

                                                     /s/ Carlton V. Phillips
                                                     ---------------------------
                                                     President

                                             ATTEST: /s/ Carl J. Gottlieb
                                                     ---------------------------
                                                     Secretary

STATE of Arizona     )
                     ) ss. ACKNOWLEDGEMENT
County of Maricopa   )

     On thus date, before me, a Notary Public, personally appeared CARLTON V. PHILLIPS, known to me or satisfactorily proven to be the person whose name is subscribed to this instrument and acknowledged that he executed the same for the principal named and in the capacity indicated.

                                                     /s/ Kimberly
                                                     ---------------------------
                                                     Notary Public

My Commission Expires

My Commission Expires Jan. 1, 1988
----------------------------------


STATE of Arizona     )
                     ) ss. ACKNOWLEDGEMENT
County of Maricopa   )

     On this date, before me, a Notary Public, personally appeared CARL J. GOTTLIEB, known to me or satisfactorily proven to be the person whose name is subscribed to this instrument and acknowledged that he executed the same for the principal named and in the capacity indicated.

                                                     /s/ Kimberly
                                                     ---------------------------
                                                     Notary Public

My Commission Expires

My Commission Expires Jan. 1, 1988
----------------------------------

                               RECEIVED FOR RECORD
                                   JAN 13 1986
                           LEO J.DUGAN, Jr., Recorder

                                STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE

                                   ----------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF CENTURY PACIFIC CORPORATION FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JANUARY, A.D. 1986, AT 10 O'CLOCK A.M.



  [SEAL]                                           /s/ Michael Harkins
860130163                                  -----------------------------------
                                           Michael Harkins, Secretary of State

                                           AUTHENTICATION:     :0717254
                                                     DATE:     01/17/1986

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           CENTURY PACIFIC CORPORATION

     Pursuant to the provisions of Sections 292 and 295 of Subchapter VIII of the Delaware General Corporation Law, as amended, Century Pacific Corporation (formerly Philco Financial Management Corp.), a Delaware corporation incorporated December 29, 1982, hereby amends and restates its Certificate of Incorporation as set forth in this Restated Certificate of incorporation, which was duly adopted in accordance with the provisions of the sand section.

     First: The name of this Corporation is: Century Pacific Corporation.

     Second: The address of its registered office in the State of Delaware is 725 Market Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Company Corporation.

     Third: The nature of the business of this Corporation and the objects or purposes proposed to be transacted, promoted or conducted by it are to engage in and transact a financial services business in any and all of its branches in the United States and throughout the world; and to engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. The foregoing shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of this Corporation.

         Fourth:

     A. CAPITAL STOCK. The total number of shares of stock which this Corporation shall have authority to issue is 11 million. Of said shares six million shall be Common Stock, par value $.04 per share, and five million shall be Preferred Stack, par value $.05 per share.

     B. AUTHORIZATION OF BOARD OF DIRECTORS To Establish Series of Preferred Stock and Fix Consideration Therefore. The board of directors is hereby expressly authorized, within limitations and restrictions stated herein from time to time, by resolution:

          (i) to divide the Preferred Stock into series;

          (ii) to fix the consideration for which such Preferred Stock shall be issued;

          (iii) to  determine  the  voting  powers of each  series of  Preferred
     Stock;

          (iv) to determine and fix the number of shares which will constitute any series of Preferred Stack and the distinctive designation of each series;

          (v) to make any series of Preferred Stock subject to redemption at such time or times and at such price or prices as shall be stated and expressed in such resolution;

          (vi) to determine whether or not the shares of such series shall be subject to the operation of retirement or sinking fund and, if so subject, the extent to the manner in which it shall be applied to the purchase or redemption of the shares of such series and the terms and provisions relative to the operation thereof;

          (vii) to fix the rights of the holders of shares of each series of the Preferred Stock to receive dividends at such rates, on such conditions and at such times as shall be stated and expressed in the resolution and whether payable in preference to, or in relation to, the dividends payable on any other class or classes of stock or other series of the same class and whether cumulative or noncumulative as shall be so stated and expressed;

          (viii) to fix the rights of the holders of each series of Preferred stock upon the dissolution of, or upon any distribution of the assets of, this Corporation;

          (ix) to make any series of Preferred Stock convertible or automatically converted into or exchangeable for shares of any other class or classes or any other series of the same or any other class or classes of the stock of this Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed in such resolution; and

          (x) to determine whether or not the shares of any series shall be subject or entitled to any other preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions which shall be stated and expressed in such resolution and which shall not be inconsistent with the terms and provisions of this Article Fourth.

     C. RANK. Each series of Preferred Stock shall have such preferences as to dividends and assets and amounts distributable on liquidation, dissolution or winding up or otherwise as shall be declared by such resolution or resolutions establishing such series.

     D. DIVIDENDS.

          (i) The holders of Preferred Stock shall be entitled to receive cash dividends when and as declared by the board of directors at such rate per share per annum, cumulatively if so provided, and with such preferences, as shall have been fixed by the board of directors, and not more, before any dividends shall be declared or paid upon or set apart for the Common Stock or any other class of stock ranking junior thereto, and such dividends on each series or Preferred Stock shall cumulate, if at all, from and after the dates fixed by the board of directors with respect to such cumulation. Unpaid cumulative dividends shall bear no interest.

          (ii) if dividends on any shares of Preferred Stock are not declared in full, then such dividends as are declared shall be declared ratably on all shares of stock of each series of equal preference in proportion to the respective unpaid cumulative dividends, of any, to the end of the then current dividend period. No ratable distribution shall be made with respect to any series until cumulative dividends in full have been declared and paid on any series standing senior in preference.

          (iii) Unless dividends on all outstanding shares of Preferred Stock having cumulative dividend rights shall have been fully paid for all past quarterly dividend periods and the full dividends thereon for the quarterly dividend period current at the time shall have been paid or declared and funds set apart therefor, and unless all required sinking fund payments, if any, shall have been made or provided for, no dividend (except a dividend payable in Common Stock) shall be paid upon or declared or set apart for the Common Stock.

          (iv) Subject to the foregoing provisions, the board of detectors may declare and pay dividends on the Common Stock, to the extent permuted by law.

     E. Liquidation or Dissolution.

          (i) In the event of any liquidation or dissolution or winding up of this Corporation (hereinafter referred to as "liquidation") the holders of Preferred Stock shall be entitled to receive in cash, out of the assets of this Corporation, full payment of the applicable liquidation preference fixed for each series pursuant to paragraph B above, together with unpaid cumulative dividends thereon to the date of liquidation and no more.

          (ii) If upon liquidation the assets of this Corporation available for distribution to stockholders shall be insufficient to permit the payment in full of the preferential amounts payable to the holders of Preferred Stock, then all assets shall be distributed ratably among the holders of all shares of stock of each series of equal preference to proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. No ratable distribution shall be made with respect to any series until distributions if full have been paid to the holders of all series standing senior in preference.

          (iii) After satisfaction of the preferential requirements of the Preferred Stock upon any liquidation of this Corporation, the holders of Common Stock shall be entitled to share ratably in the distribution of all remaining assets of this Corporation available for distribution.

          (iv) A consolidation or merger of this Corporation with or into any other corporation or corporations or the sale or conveyance (whether for cash, securities or other property) of all or substantially all of the assets of this Corporation as an entirety shall not be deemed or construed to be a liquidation of this Corporation for the purpose of the foregoing provisions of this paragraph E.

     F. VOTING RIGHTS. The holders of the Common Stack shall be entitled to one vote for each share held by them of record on the books of this Corporation. The holders of each series of Preferred Stock shall have such voting rights if any, as shall be provided for in the resolution or resolutions of the board of directors establishing such series.

     Fifth:

     A. NUMBER OF DIRECTORS. The authorized number of directors shall be not less than two nor more than 15 and the board of directors within the limits specified by this Article Fifth, increase or decrease the exact number of directors from time to time by resolution duly adopted by such board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The exact number of directors shall be four until so increased or decreased, In case of any increase in the number of directors, the additional directors may be elected by the shareholders at an annual or special meeting, as provided in the bylaws.

     B. CLASSES OF DIRECTORS. At the option of the board of directors, the directors shall be divided into three classes, designated Class I, Class II and Class III as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible In the event of classification hereunder, at each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of the stockholders after their election.

     C. VACANCIES. In case of any increase in the number of directors, the additional directors may be elected by the board of directors to hold office until the next election of directors or of the class for which such directors shall have been chosen and until their successors are elected and qualified. In case of vacancies in the board of directors, a majority at the remaining members of the board may elect directors to fill such vacancies to hold office until the next election of directors or of the class for which such directors shall have been chosen and until their successors are elected and qualified.

     Sixth:

     A. If, as of the record date for the determination of the stockholders entitled to vote thereon, any Interested Stockholder (as hereinafter defined) exists, none of the following actions or transactions shall be effected by this Corporation, or approved by this Corporation as a stockholder of any subsidiary of this corporation, unless (i) such action or transaction shall have been authorized by the affirmative vote of at least 80% of the outstanding shares of the Corporation entitled to vote or (ii) the board of directors of this

Corporation   shall  have  approved  the  action  or   transaction   before  any
corporation, person or entity became an Interested Stockholder:

          (i) any merger or consolidation of this Corporation or any of its subsidiaries with or into such Interested Stockholder, or

          (ii) any sale, lease, exchange or other disposition of all or any substantial part of the assets of this Corporation or any of its subsidiaries to or with such Interested Stockholder, or

          (iii) the issuance or delivery of any voting securities of this Corporation or any of its subsidiaries to such Interested Stockholder in exchange for cash, other assets or securities, or a combination thereof, or

          (iv) any dissolution or liquidation of this Corporation.

     B.  For the  purpose  of this  Article  Sixth,  (a)  the  term  "Interested
Stockholder" shall mean any corporation, person or entity other than this Corporation or any of its subsidiaries which beneficially owns or controls, directly or indirectly, five percent or mare of the outstanding shares of this Corporation entitled to vote; (b) an Interested Stockholder shall be deemed to own or control, directly or indirectly, any outstanding shares of stock of this Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly, including shares deemed owned through application of clause (i), by any other corporation, person or other entity (x) with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of this Corporation or (y) which is its "affiliate" or "associate" as those terms are defined in the General Rules and Regulations under the Securities Exchange Act of 1934, as amended; (c) "outstanding shares of this Corporation entitled to vote" and "voting securities" shall mean such shares as are entitled to vote generally in the election of directors, considered as one class; and (d) "subsidiary" or "subsidiaries" shall mean any corporation of which this Corporation owns, directly or indirectly, 50% or more of the voting stock.

     C. The board of directors shall have the power and duty to determine for the purposes of this Article Sixth, on the basis of information then known to the board of directors, whether (i) any Interested Stockholder exists or is an "affiliate" or an "associate" (as defined above) of another and (d) any proposed sale, lease, exchange, or other disposition of part of the assets of this Corporation involves a substantial part of the assets of this Corporation or any of its subsidiaries. Any such determination by the board shall be conclusive and binding for all purposes.

     Seventh: The amendment or repeal of Articles Fifth, Sixth, Seventh, Eighth, Tenth and paragraphs F and G of Article Fourth of this Restated Certificate of Incorporation shall require the approval of the holders of shares representing at least 80% of the shares of this Corporation entitled to vote in the election of directors voting as one class

     Eighth:

     A. If, as of the record date for the determination of the stockholders entitled to vote thereon, any interested Stockholder (as hereinafter or defined below) exists, none of the actions or transactions listed below shall be effected by this Corporation, or approved by this Corporation as a stockholder of any subsidiary of this Corporation, unless the requirements of paragraphs B, C, D and E of this Article Eighth are fully compiled with

          (i) any merger or consolidation of this Corporation or any of its subsidiaries with or into such Interested Stockholder, or

          (ii) any sale, lease, exchange or other disposition of all or any substantial part of the assets of this Corporation or any of Its subsidiaries to or with such Interested Stockholder, or

          (iii) the issuance or delivery of any voting securities of this Corporation or any of its subsidiaries to such Interested Stockholder in exchange for cash, other assets or securities, or a combination thereof, or

          (iv) any dissolution or liquidation of this Corporation.

     B. The cash or fair market value of the property, securities or other consideration to be received per share by holders of the capital stock of this Corporation in such action or transaction is not less than the highest per share price paid by the Interested Stockholder or by any persons whose stock it beneficially owns or controls in acquiring any of its or their holdings of capital stock of this Corporation; such price shall be proportionately adjusted for any subsequent increase or decrease in the number of issued shares of this Corporation's capital stock resulting from a subdivision or consolidation of shares or any other  capital  adjustment,  the payment of a stock  dividend,  or other increase or decrease in such shares effected without receipt of consideration of this Corporation.

     C. After becoming an Interested Stockholder and prior to consummation of such action or transaction: (i) such Interested Stockholder shall not have acquired from this Corporation or any of its subsidiaries newly issued or treasury shares of capital stock or any newly issued securities convertible into capital stock of this Corporation or any of its subsidiaries, directly or indirectly (except upon conversion of convertible securities acquired by it prior to becoming an Interested Stockholder or as a result of a pro rata stock dividend or stock split or other distribution of stock to all shareholders pro rata); (ii) such Interested Stockholder shall not have received the benefit directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by this Corporation or any of its subsidiaries, or made any major changes in this Corporation's or any of its subsidiaries, businesses or capital structures or reduced the current rate of dividends payable on this Corporation's capital stock below the rate in effect immediately prior to the time such Interested Stockholder became an Interested Stockholder (the current rate of dividends being the rate of the current dividend to the net income of this Corporation far the full fiscal quarter immediately preceding the quarter to which such dividend is paid; and the rate of dividends in effect immediately prior to the time such Interested Stockholder became an Interested Stockholder being the ratio of (x) the aggregate dividends paid during the four full fiscal quarters immediately preceding the time such Interested Stockholder became an Interested Stockholder to (y) the aggregate net income of this Corporation for the four successive full fiscal quarters immediately preceding the last quarter in which such dividends were paid), (iii) such Interested Stockholder shall have taken all required actions to ensure this Corporation's board of directors includes representation by continuing directors (as hereinafter defined) at least proportionate to the stockholdings of this Corporation's remaining public stockholders (with a continuing director to occupy any board position resulting from a fraction and, in any event, with at least one continuing director to serve on the board so long as there are any remaining public stockholders)

     D. A proxy statement responsive to the requirements of the Securities Exchange Act of 1939, as amended, whether or not this Corporation is then subject to such requirements, shall be mailed to the stockholders of this Corporation for the purpose of soliciting stockholder approval of such action or transaction and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability or inadvisability of the action or transaction which the continuing directors may choose to state

     E. For the purpose of this Article Eighth, (a) the term "Interested Stockholder" shall mean any other corporation, person or entity, other than this Corporation or any of its subsidiaries, which beneficially owns or controls, directly or indirectly, five percent or more of the outstanding shares of this Corporation entitled to vote (for this purpose the provisions of paragraphs B and C of Article Sixth shall apply to this paragraph 1, clause (a), of this Article Eighth as if set forth in full in this paragraph E, clause (a), of this Article Eighth, except that the reference to Article Sixth in such paragraphs B and C of Article Sixth shall be deemed to be a reference to this Article Eighth); (b) the term "continuing director" shall mean a director who was a member of the board of directors of this Corporation immediately prior to the time that any Interested Stockholder involved in the proposed action or transaction became an Interested Stockholder or a director nominated by a majority of the remaining continuing directors; and (c) the term "remaining public stockholders" shall mean the holders of this Corporation's capital stock other than the Interested Stockholder and stockholders whose shares the Interested Stockholder beneficially owns or controls

     E. The requirements set forth in paragraphs A through E of this Article Eighth shall not apply to any action or transaction described in paragraph A if the board of directors of this Corporation shall have approved the action or transaction before any corporation, person or entity became an Interested Stockholder.

     Tenth: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter, amend or repeal the bylaws of this Corporation, without any action on the part of the stockholders, by the affirmative vote of at least two-thirds of the directors of this Corporation, which shall include the affirmative vote of at least one director of each class of the board of directors, if the board shall then be divided into classes. The bylaws may also be altered, amended or repealed by the affirmative vote of the holders of shares representing at least 80% of the shares of this Corporation entitled to vote in the election of directors, voting as one class.

     Eleventh: This Corporation may in its bylaws confer powers upon its board of directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by the laws of the State of Delaware.

     Twelfth: The stockholders and board of directors shall have power, if the bylaws so provide, to hold their meetings and to keep the books of this Corporation (except such as are required by the law of the State of Delaware to be kept in Delaware) and documents and papers of this Corporation outside the State of Delaware, and to have one or more offices within or without the State of Delaware at such places as may be designated from time to time by the board of directors.

     Thirteenth: All of the powers of this Corporation, insofar as the same may be lawfully vested by this Restated Certificate of Incorporation in the board of directors, are hereby conferred upon the board of directors of this Corporation.

     IN WITNESS WHEREOF, the undersigned officers have signed this Restated Certificate of Incorporation on this 8th day of January, 1986.

                                                     /s/ Carlton V. Phillips
                                                     ---------------------------
                                                     President

ATTEST:
/s/ Carl Gottlieb
---------------------
Secretary
                                                     RECEIVED FOR RECORD
                                                     JANUARY 13 1986
                                                     LEO J. DUGAN, Jr., Recorder

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

     On this 8th day of January, 1986, before me, the undersigned Notary Public personally appeared CARLTON V. PHILLIPS, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, and acknowledged that the facts stated therein are true and that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year first above written.

                                                     /s/ Kimberly A. Orfield
                                                     ---------------------------
                                                     Notary Public

My Commission Expires:

My Commission Expires Jan. 1, 1988
----------------------------------

                                STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE

                                   ----------

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF PHILCO FINANCIAL MANAGEMENT CORP. FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF APRIL, A.D. 1985, AT 10 O'CLOCK A.M.



                                                /s/ Michael Harkins
                                        -----------------------------------
851140252                               Michael Harkins, Secretary of State

                                        AUTHENTICATION:     :0483809
                                                  DATE:     04/24/1985

                            CERTIFICATE OF AMENDMENT

                                       OF

                        PHILCO FINANCIAL MANAGEMENT CORP.

     Pursuant to the provisions of Section 242 of Subchapter VIII of the Delaware General Corporation Law, Philco Financial Management Corp., a Delaware corporation hereby amends its Certificate of Incorporation as set forth in the below amendment which was duly adopted in accordance with the foregoing provision of the Delaware General Corporation Law:

FIRST: The name of the Corporation as adopted in its original Certificate of Incorporation was "PHILCO FINANCIAL MANAGEMENT CORP.", which name is now being changed to "Century Pacific Corporation" pursuant to the Amendment set forth below.

SECOND: The amendment effected hereby is as follows:

        The name of the Corporation is Century Pacific Corporation.

THIRD: The amendment effected hereby was unanimously adopted by all shareholders of the Corporation on 24th Dec. , 1984.

FOURTH: The number of shares of the Corporation outstanding and entitled to vote as of such date was Ninety-three 33/100 (93.33),

FIFTH: All outstanding shares of the Corporation voted in favor of the adoption of the amendment made hereby.

DATED this 24th day of Dec., 1984.


                                                  /s/ Carlton V. Phillips
                                                  ------------------------------
                                                  Carlton V. Phillips, President


                                          ATTEST  /s/ Gladys M. Phillips
                                                  ------------------------------
                                                  Gladys M. Phillips, Secretary

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )


     The foregoing instrument was acknowledged before me this 18th day of March, 1985, by CARLTON V. PHILLIPS, President of "PHILCO FINANCIAL MANAGEMENT CORP." now "Century Pacific Corporation," a Delaware corporation, on behalf of the Corporation.

                                                     /s/ Kimberly A. Orfield
                                                     ---------------------------
                                                     Notary Public
My Commission Expires:

My Commission Expires Jan. 1, 1988
----------------------------------


STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

     The foregoing instrument was acknowledged before me this 18th day of March, 1985, by GLADYS M. PHILLIPS, Secretary of "PHILCO FINANCIAL MANAGEMENT CORP." now "Century Pacific Corporation," a Delaware corporation, on behalf of the Corporation.

                                                     /s/ Kimberly A. Orfield
                                                     ---------------------------
                                                     Notary Public
My Commission Expires:

My Commission Expires Jan. 1, 1988
----------------------------------

                                     [SEAL]

                                      State
                                       of
                                    DELAWARE

                          Office of SECRETARY OF STATE

I, Glenn C. Kenton, Secretary of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Incorporation filed in this office on December 29, 1982.

                                                     /s/ Glenn C. Kenton
                                             -----------------------------------
                                             Glenn C. Kenton, Secretary of State

[SEAL]                                       BY: B. Akers
                                                 -------------------------------

                                             DATE: December 29, 1982
                                                   -----------------------------

                           CENTURY PACIFIC CORPORATION

                                    ARTICLE I

                                     Offices

     Section 1. REGISTERED OFFICE. The registered office of the Company in the State of Delaware is 725 Market Street, Wilmington, County of New Castle. The name of the resident agent in charge thereof is Marsha Mills.

     Section 2. OTHER OFFICES. The Company shall have its principal office at 1661 East Camelback Road, Suite 178, Phoenix, Arizona 85016, and shall also have offices at such other places as the President and the Board of Directors may from time to time designate or appoint, or as the business of the Company may require.

                                   ARTICLE II

                                    Directors

     Section 1. POWERS. The corporate powers, business and property of the Company shall be vested in and exercised, conducted and controlled by the Board of Directors, which may exercise all said powers of the company and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Section 2. DETERMINATION OF NUMBER. Within the limits set forth in the Company's Certificate of Incorporation, the exact number of Directors who shall constitute the Board shall be determined by resolution adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of said Board, provided notice of such proposed action shall have been given in the notice for such regular or special meeting.

     Section 3. NOMINATIONS. Nominations for election to the Board of Directors of the Company at a meeting of stockholders may be made by the Board or on behalf of the Board by Nominating Committee appointed by the Board, or by any stockholder of the Company entitled to vote for the election of Directors at such meeting. Such nominations, other than those made by or on behalf of the Board, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, and received by him not less than 30 days nor more than 60 days prior to any meeting of stockholders called for the election of Directors; provided, however, that if less than 35 days' notice of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent Director (i) name, age, business address and, if known, residence address, (ii) principal occupation or employment, (iii) number of shares of stock of the Company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. In addition, the nominating stockholder shall disclose in the notice of nomination the number of shares of the Company's stock held by the nominating stockholder.

     The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 4. CHAIRMAN OF THE BOARD. The Board shall elect a Chairman of the Board. The Chairman of the Board shall, when present, preside at all meetings of the Board of Directors. He shall do and perform such other things as may from time to time be assigned to him by the Board of Directors. In his absence, the President, as available, shall preside at meetings of the Board of Directors.

                                   ARTICLE III

                              Meetings of Directors

     Section 1. PLACE OF MEETINGS. Meetings of the Board of Directors of the Company whether regular, special or adjourned shall be held at the principal office of the Company, as specified in Section 2 of Article I hereof, or at any other place within or without the State of Delaware which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. Any meeting shall be valid wherever held, if held upon the written consent of all members of the Board of Directors given either before or after the meeting and filed with the Secretary of the Company.

     Section 2. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held immediately allowing the adjournment of each annual meeting of the stockholders and thereafter at such times as may be designated from time to time by resolution of the Board of Directors.

     Section 3. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at any time the President or any Vice President who is also a Director of the Company or by any two Directors.

     Section 4. NOTICE OF MEETINGS. Written notice of the time and place of special meetings of The Board of Directors shall be delivered at least two days before the meeting personally to each Director, or sent in writing, by mail addressed to such Director, at his address as it appears on the records of the Company, with postage thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. If a special meeting is called because an emergency exists, then each Director shall be given not less than three hours' notice and such notice shall be deemed given once it has been conveyed to a Director in person or by telephone or an attempt has been made to give such notice by telephoning a Director at his home telephone number and his business office telephone number as such numbers are shown in the Secretary's records. Notice of Directors may also be given by telex or telegram.

     Whenever any notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to proper notice. If the address of a Director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the Directors are regularly held. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

     Section 5. QUORUM. A majority of the authorized numbed of Directors shall constitute a quorum of the Board of Directors for the transaction of business. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn from time to time, without notice other than an announcement at the meeting, until a quorum shall be present.

     Section 6. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of to Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 7. TELEPHONE MEETINGS. Members of the Board of Directors, or any committee designated a Board of Directors, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                                   ARTICLE IV

                                    Officers

     Section 1. OFFICERS. The officers of the Company shall consist of a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers and a Controller. The salary of each officer and the manner and times of its payment shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its discretion.

     The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     The officers of the Company shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any tune by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Company. shall be filled by the Board of Directors.

     Section 2. PRESIDENT. The President shall be the Chief Executive Officer of the Company and, subject to control and direction of the Board of Directors, he shall have general management and direction of the business of the Company. He shall be a member of the Board of Directors and an ex officio member of all other committees thereof, if any, shall preside at all meetings of the stockholders and shall do and perform such other duties as may from time to time be assigned to him by the Board of Directors.

     Section 3. VICE PRESIDENTS. In the event of the absence or disability of the President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election, shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 4. THE SECRETARY AND ASSISTANT SECRETARY. The Secretary shall attend all meetings of the Board of Directors an all meetings of the stock holders and record all the proceedings of the meetings of the Company and of the Board of Directors in a book to be kept for that purpose and shall per form similar duties for the committees of the Board when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, or the President, under whose supervision such officer shall be. The Secretary shall have custody of the corporate seal of the Company and shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

     The Assistant Secretary, or if there be more than one, the Assistant Secretaries to the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 5. THE TREASURER AND ASSISTANT TREASURERS. The Treasurer shall have the custody of the corporate funds and securities and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.

     The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer.

     The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if. there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or' refusal to act, perform the duties and exercise the powers of the Treasurer. and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 6. CONTROLLER. The Controller shall have charge of the Company's books of accounts, records and auditing, and generally do and perform all such other duties as pertain to such office, and as may be required by the Board of Directors. The Controller shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, a report on the financial condition of the Company.

                                    ARTICLE V

                            Meetings of Stockholders

     Section 1. MEETINGS. Annual meetings of stockholders shall be held in the City of Phoenix, State of Arizona, at the principal office of the Company, as specified in Section 2 of Article I hereof, or at such other place either within or without the State of Delaware as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. ANNUAL MEETINGS. Annual meetings of stockholders shall be held on the third Wednesday of January of each year if not a legal holiday, and if a legal holiday, then on the next business day following, at 2:00 P.M., or at such other date and time as shall he designated from time to time by the Board of Directors and stated in the notice of the meeting. At the annual meeting the stockholders shall elect the Directors by a plurality vote or, if the Board has been classified as to term, shall so elect the number of Directors equal to the number of Directors of the class whose term expires at such meeting (or, if less, the number of Directors property nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election and shall transact such other business as may properly be brought before the meeting.

     Section 3. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the Company shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder end the number of shares registered in the name of each stock holder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a; period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting, is to be held. The list shall also be produced and kept at the time and place' of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 4. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, may be called by the Board of Directors or by the President or by a majority of the stockholders entitled to vote at such meeting.

     Section 5. NOTICE OF MEETING. Written notice of any annual or special meeting stating the place, date and hour of the meeting and, in the case of a special meeting, stating the purpose or purposes for which the meeting is called, shall be given not less than 10 nor more than 60 days before the date of the meeting, to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Whenever notice is required to be given to any stockholder, such notice shall be given in writing, by mail, addressed to each stockholder at his address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Whenever any such notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     Section 6. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                                   ARTICLE VI

                      Committees of the Board of Directors

     Section 1. EXECUTIVE COMMITTEE. The Board of Directors may appoint an Executive Committee to consist of the President and not less than two nor more than five other Directors of the Company. The President shall act as Chairman of the Executive Committee, and the Executive Committee shall meet at such times and places as it may determine. The Executive Committee shall have and may exercise when the Board is not in session all the powers of the Board in the management of the business and affairs of the Company, without limitation, except as set forth in Section 9 below.

     Section 2. NOMINATING COMMITTEE. The Board of Directors shall appoint a Nominating Committee consisting of two Directors of the Company who shall not be employees of the Company. The Nominating Committee shall recommend to the Board the number of Directors which best meets the requirements of the Company; identify, evaluate, review and recommend to the Board qualified candidates to fill vacancies on the Board and any newly created directorships resulting from an increase in the number of Directors; recommend to the Board the individuals to constitute the nominees of the Board for election as directors at the annual meeting of stockholders; recommend to the Board a list of Directors selected as members of each committee of the Board; and perform such other duties as may be assigned by the Board.

     Section 3. COMPENSATION COMMITTEE. The Board may appoint a Compensation Committee consisting of two or more Directors of the Company. The Compensation Committee shall review annually and recommend to the Board of Directors the level of compensation of the President giving consideration to the amount and composition of his total compensation in terms of salary, stock options and other benefits; review annually the recommendations of the President concerning salaries and other compensation of all senior officers reporting to the President, as well as review from time to time other conditions of employment; administer any stock option plan, profit-sharing plan and year-end bonus plans; review and make recommendations to the Board of Directors for changes in the Company's compensation and benefit plans and practices; and administer other compensation plans that may be adopted from time to time as authorized by the Board of Directors.

     Section 4. AUDIT COMMITTEE. The Board of Directors may appoint an Audit Committee of two or more Directors of the Company who shall not be employees of the Company. The Audit Committee shall receive from and review with the Company's independent auditors the annual report of such auditors; review with the independent auditors the scope of the succeeding annual examination; nominate the independent auditors to be appointed each year by the Board; review consulting services provided by the Company's independent auditors and evaluate the possible effect on the auditors' independence of performing such services; ascertain the existence of adequate internal account and control systems; and review with management and the Company's independent auditors current and emerging accounting and financial reporting requirements and practices affecting the Company.

     Section 5. QUORUM. A majority of the members of any standing or temporary committee (which majority shall, in the case of the Executive Committee, include the President) shall constitute a quorum for the transaction of business.

     Section 6. NOTICE AND EMERGENCY ACTION. Notice of the time and place of committee meetings shall be given in writing or by telephone or in person, by any member of the committee, to all members of the committee at least two days' prior to the time of holding such meeting. No notice requirement shall be applicable if any member of the Executive Committee deems it necessary to cause the Executive Committee to act on an emergency basis. In the event a member of the Executive Committee deems such emergency action necessary, such member shall attempt to contact each other member of the Executive Committee by telephone for the purpose of having each such member consider and act upon the emergency matter or matters presented. Such consideration and action may take place by telephone without convening a meeting. The quorum and voting requirements set forth in Section 5 above shall pertain to such emergency action, and for this purpose all persons reached by telephone shall be deemed to be present. The member of the Executive Committee who calls for emergency action in the manner described herein, immediately following the approval or disapproval of any action thereby proposed, shall report such action to the Secretary of the Company for the purpose of having it described in the minutes of the Executive Committee. Such report and minutes shall also include a recitation of all efforts made by the member calling for such action to contact other Executive Committee members by telephone.

     Section 7. MINUTES; REPORTS TO BOARD. Each committee shall keep regular minutes of its meetings. All actions of the committees shall be reported to the Board of Directors at the meeting of the Board of Directors next succeeding such action.

     Section 8. OTHER COMMITTEES. The Board of Directors, from time to time, may appoint other committees for any purpose or purposes, and any such committee shall have such powers as shall be specified in the resolution of its appointment.

     Section 9. DUTIES. Any committee, including the Executive Committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution, or amending the By-Laws of the Company; and, unless the resolution of the Board expressly provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

                                   ARTICLE VII

                             Certificates for Stock

     Section 1. CERTIFICATES. Every holder of stock in the Company shall be entitled to have a certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary certifying the number of shares owned by him in the Company

     Section 2. SIGNATURES. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 3. NEW CERTIFICATES. The Board of Directors may direct a new certificate or certificates to a issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 4. TRANSFER OF STOCK. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. FIXING RECORD DATE. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, to advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

     Section 6. REGISTERED STOCKHOLDERS. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in any such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                                    Dividends

     Section 1. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by, the Board of Directors at any regular or special meeting, pursuant to law. Dividends may he paid in cash, in property, or in shares of the capital' stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Before payment of any dividend, there may he set aside out of any funds of the Company available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Directors shall think conducive to the interest of the Company, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE IX

                                 Indemnification

     Section 1. The Company shall indemnify any person who was, or is threatened to be, made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Delaware. Such indemnification (unless ordered by a court) shall be made as authorized in a specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in the General Corporation Law of the State of Delaware. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 2. INSURANCE. The Board of Directors shall have the power to authorize to the extent permitted by the General Corporation Law of the State of

Delaware the purchase and maintenance of insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in such capacity or arising out of his status as such whether or not the Company would have the power to indemnify him against such liability under the provisions of the General Corporation Law of the State of Delaware.

                                    ARTICLE X

                                 Corporate Seal

     The corporate seal shall have inscribed thereon the name of the Company and the words "Incorporated December 29, 1982, Delaware."

                                   ARTICLE XI

                                   Amendments

     Any of these By-Laws may be altered, amended or repealed by the affirmative vote of at least two thirds of the Directors of the Company, which shall include the affirmative vote of at least one Director of each class of the Board of Directors if the Board shall then be divided into classes or by the affirmative vote of the holders of sixty-five percent (65%) of the shares of the Company entitled to vote in the election of Directors. voting as one class.

                          CERTIFICATE OF INCORPORATION
                                       of
                        PHILCO FINANCIAL MANAGEMENT CORP.

     FIRST. The name of this corporation is PHILCO FINANCIAL MANAGEMENT CORP.

     SECOND. Its registered office in the State of Delaware is to be located at 725 Market Street in the City of Wilmington, County of New Castle. The registered agent in charge thereof is The Company Corporation at same as above.

     THIRD. The nature of the business and, the objects and purpose proposed to be transacted, promoted and carried on, are to do any of all the things herein mentioned, as fully and the to the same extent as natural persons might or could do, and in any part of the world, viz:

     "The purpose of the corporation is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware."

     FOURTH.   The  amount  of  the  total  authorized  capital  stock  of  this corporation is 1,000 shares of No Par Value.

     FIFTH. The name and mailing address of the incorporator is as follows:

     NAME:                                   ADDRESS:

     Marsha Mills                            725 Market St. Wilmington, DE 19801
     ----------------------------            -----------------------------------

     SIXTH. The powers of the incorporator are to terminate upon filing of the certificate of incorporation, and the name(s) are mailing address(es) of persons who are to serve as director(s) until the first annual meeting of the stockholders or until their successors are elected and qualify are as follows:

     Name and address of director(s)

     Carlton V. Phillips, 5112 N. Wilkinson Rd., Paradise Valley, AZ 85253
                                                                 Fill in name(s)
     Gladys M. Phillips, same as above                           and address(es)

     SEVENTH. The Directors shall have power to make and to alter or amend the By-Laws; to fix the amount to be reserved as working capital, and to authorized and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of the Corporation.

     With the consent in writing, and pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the Directors shall have the authority to dispose, in any manner, of the whole property of this corporation.

     The By-Laws shall determine whether and to what extent the accounts and books of this corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by the law or the By-Laws, or by resolution of the stockholders.

     The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the Corporation outside of the State of Delaware, at such places as may be from time to time designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

     It is in the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, be no wise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this certificate of incorporation, but that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

     I, THE UNDERSIGNED, for the purpose of forming a Corporation under the laws of the State of Delaware, do make, file and record this Certificate and do certify that the facts herein are true; and I have accordingly hereunto set my hand.

DATED AT: 12/28/82
State of Delaware
County of New Castle

                                             /s/ Marsha Mills
                                             -----------------------------------

                             THE COMPANY CORPORATION
                                725 MARKET STREET
                           WILMINGTON, DELAWARE 19801

                          CONFIDENTIAL INFORMATION FORM

           (To accompany completed Certificate of Incorporation form)

1.  Name of Corporation: PHILCO FINANCIAL MANAGEMENT CORPORATION

    (A) Alternative name if above name is reserved or already being used by another corporation ____________________________________________________

2.  Nature of business the company will transact: A Financial Services Company

3.  State of Incorporation: Delaware

4. No of shares of common stock (up to 1,000 at lowest cost) 1,000 - No Par Value (These shares shall be NO PAR VALUE unless otherwise specified.) _____

5.  Where is the principal office outside the state of incorporation:
    5112 N. Wilkinson Rd. Paradise Valley, AZ. 85253

6.  Type of corporation __X___ open ______ close ______ non stock

7.  Number of Directors: Two

8.  Date and place of annual meeting of stockholders: March 17 -
    5112 N. Wilkinson Rd. Paradise Valley, AZ 85253

9. Date and place of regular meeting of Directors: Carlton Phillips & Gladys Phillips 5112 N. Wilkinson Rd., Paradise Valley, AZ 85253

10. Name(s) and address(es) of Director(s): ____________________________________

    ____________________________________________________________________________

11. Names of officer(s): (One person my hold all offices)
    PRESIDENT  Carlton Phillips            VICE PRESIDENT  Gladys Phillips
    SECRETARY  Gladys Phillips             TREASURER  Carlton Phillips

12. Any special instructions: None

13. Name of Applicant: Carlton V. Phillips               Telephone: 602-947-4074
    No. and Street: 5112 N. Wilkinson Rd.,
    City, State, Zip: Paradise Valley, AZ 85253

Enclosed is a check payable to The Company Corporation in the amount of $121.95

$ 57.00   State Filing Fees                    Where did you purchase this book?

$ 25.00   Registered Agent Fees                Advertisement in ________________
          (First calendar year service $25.00)

$ 39.95   Corporate Kit ($39.95)               Bookstore _______________________

_______   Deluxe Leather Bound Kit ($94.95)    Direct Mail _____________________

_______   Airmail Service ($10.00)             Referred by _____________________

_______   Foreign Airmail ($20.00)             Other ___________________________

_______   Foreign Qualification

_______   Other

$121.95   Total
-------

We'll bill you or refund the difference if under or overpaid. NOTE: For rapid service, enclose a certified check, treasurer's check, or money order. Otherwise allow fourteen (14) days for check clearance.

Please send all correspondance releyant to this corporation to:

Name: Carlton V. Phillips
Address: 5112 N. Wilkinson Rd.
City: Paradise Valley                  State: AZ                  Zip: 85253

I certify that The Company Corporation has not provided me with any personal counsel or advise.

                                        ----------------------------------------
                                                                       Signature